IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

iShares®

iShares, Inc.

Supplement dated December 19, 2019 (the “Supplement”)

to the Summary Prospectus and Prospectus, and

Statement of Additional Information (the “SAI”),

each dated March 1, 2019 (as revised December 4, 2019),

for the iShares Emerging Markets High Yield Bond ETF (EMHY) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and the SAI for the Fund.

The Board of Directors (the “Board”) has approved the following changes for the Fund, which are expected to be implemented on or around March 2, 2020 (the “Effective Date”):

	Current	New
Fund Name	iShares Emerging Markets High Yield Bond ETF	iShares J.P. Morgan EM High Yield Bond ETF
Underlying Index	Morningstar® Emerging Markets High Yield Bond Index (the “Current Index”)	J.P. Morgan USD Emerging Markets High Yield Bond Index (the “New Index”)

The adjustments to the Fund’s portfolio holdings from the change in the Underlying Index are expected to result in temporary increases in the Fund’s transaction costs and turnover rate. The actual transaction costs, turnover rate, and any other costs will be dependent upon a number of factors, including the market environment at the time of the portfolio adjustments.

On the Effective Date, when the Fund begins tracking the New Index, the changes below to each of the Summary Prospectus, Prospectus, and SAI will go into effect.

Change in the Fund’s “Principal Investment Strategies”

The first three paragraphs of the section of the Summary Prospectus and Prospectus entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

The Fund seeks to track the investment results of the J.P. Morgan USD Emerging Markets High Yield Bond Index (the “Underlying Index”), which tracks the performance of below investment-grade U.S. dollar-denominated, emerging market fixed and floating-rate debt securities issued by corporate, sovereign, and quasi-sovereign entities. The Underlying Index includes securities that are classified as below investment-grade, also referred to as “high yield” (as determined by JPMorgan Chase & Co. or its affiliates (the “Index Provider” or “J.P. Morgan”)), in the established J.P. Morgan EMBI Global Diversified Core and J.P. Morgan CEMBI Broad Diversified Core indices, and combines them with a market value based weighting. High yield bonds are also known as “junk bonds.” An instrument is classified as high yield when the middle rating from Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings, and Fitch Ratings, Inc. (“Fitch”) (each a “Credit Rating Agency” and collectively, the “Credit Rating Agencies”) is below investment-grade. When a credit rating is only available from two Credit Rating Agencies, the lower of the two must be below investment-grade. When only one Credit Rating Agency rates an instrument, that rating is used. All instruments included in the Underlying Index are selected according to rules-based inclusion criteria regarding amount outstanding, issuer type, and maturity, among others. The securities included in the Underlying Index are rebalanced on the last business day of each month.

Corporate instruments are eligible for inclusion in the Underlying Index if (i) the issuer is headquartered in an emerging market country, (ii) 100% of the issuer’s assets are within an emerging market economy, or (iii) 100% secured by assets within emerging market economies. Corporate instruments with a current face amount outstanding of $500 million or more and with at least 5 years until maturity are considered for inclusion. Corporate entities must be domiciled within Africa, Asia (excluding Japan), Eastern Europe, the Middle East, or Latin America. Sovereign and quasi-sovereign instruments with a current face amount outstanding of $1 billion or more and with at least 2.5 years until maturity are considered for inclusion. Quasi-sovereign entities are defined by the Index Provider as an entity that is 100% guaranteed or 100% government owned. All eligible component securities may remain in the Underlying Index until 2 years before maturity.

The J.P. Morgan EMBI Global Diversified Core and J.P. Morgan CEMBI Broad Diversified Core indices employ a diversification methodology, as determined by the Index Provider, which limits the weights of those index countries with larger debt stock by only including a specified portion of such countries’ eligible current face amounts of debt outstanding. The methodology is designed to distribute the weights of issuers in each country within the J.P. Morgan EMBI Global Diversified Core and J.P. Morgan CEMBI Broad Diversified Core indices by limiting the weights of countries with higher debt outstanding and reallocating this excess to issuers in countries with lower debt outstanding.

As of October 31, 2019, the Underlying Index included issuers located in 60 countries. As of October 31, 2019, a significant portion of the Underlying Index is represented by sovereign and quasi-sovereign obligations. The components of the Underlying Index are likely to change over time.

Change in the Fund’s “Summary of Principal Risks”

The section of the Summary Prospectus, Prospectus entitled “Summary of Principal Risks” is expected to be amended to delete “Extension Risk,” “Currency Risk,” and “Call Risk” and to add the following:

Risk of Investing in Brazil. Investment in Brazilian issuers involves risks that are specific to Brazil, including legal, regulatory, political and economic risks. The Brazilian economy has historically been exposed to high rates of inflation and a high level of debt, each of which may reduce and/or prevent economic growth.

Change in the Fund’s “A Further Discussion of Principal Risks”

The section of the Prospectus entitled “A Further Discussion of Principal Risks” is expected to be amended to delete “Extension Risk,” “Currency Risk,” and “Call Risk” and to add the following:

Risk of Investing in Brazil. Investment in Brazilian issuers involves risks that are specific to Brazil, including legal, regulatory, political, currency and economic risks. Specifically, Brazilian issuers are subject to possible regulatory and economic interventions by the Brazilian government, including the imposition of wage and price controls and the limitation of imports. In addition, the market for Brazilian securities is directly influenced by the flow of international capital and economic and market conditions of certain countries, especially other emerging market countries in Central and South America. The Brazilian economy has historically been exposed to high rates of inflation and a high level of debt, each of which may reduce and/or prevent economic growth. A rising unemployment rate could also have the same effect.

Change in the Fund’s “A Further Discussion of Other Risks”

The section of the Prospectus entitled “A Further Discussion of Other Risks” is expected to be amended to delete “Energy Risk,” “Industrials Sector Risk,” “Risk of Investing in Frontier Markets” and “Risks of Investing in Venezuela” and to add the following:

Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

Consumer Staples Sector Risk. Companies in the consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and changes in the global economy, consumer spending and consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. Companies in the consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

Media Sub-Industry Risk. Companies in the media sub-industry may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. Media companies are subject to risks that include cyclicality of revenues and earnings, a potential decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, competition in the industry and the potential for increased state and federal regulation. Advertising spending is an important source of revenue for media companies. During economic downturns advertising spending typically decreases and as a result, media companies tend to generate less revenue.

Oil and Gas Industry Risk. The profitability of companies in the oil and gas industry is related to worldwide energy prices, exploration costs and production spending. Companies in the oil and gas industry may be at risk for environmental damage claims and other types of litigation. Companies in the oil and gas industry may be adversely affected by: natural disasters or other catastrophes; changes in exchange rates, interest rates or economic conditions; technological developments, prices for competitive energy services and increased competition; changes in the actual or perceived availability of oil deposits; imposition of import controls, changes in tax treatment or government regulation or government intervention; negative public perception; or unfavorable events in the regions where companies operate (e.g., expropriation, nationalization, confiscation of assets and property, imposition of restrictions on foreign investments or repatriation of capital, military coups, social or political unrest, violence or labor unrest). Companies in the oil and gas industry may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks. Companies that own or operate gas pipelines are subject to certain risks, including pipeline and equipment leaks and ruptures, explosions, fires, unscheduled downtime, transportation interruptions, discharges or releases of toxic or hazardous gases and other environmental risks.

Real Estate Investment Risk. Real Estate Companies are companies that invest in real estate, such as real estate investment trusts (“REITs”), real estate holding and operating companies, or real estate management or development companies, which expose investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which Real Estate Companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments and is characterized by intense competition and periodic overbuilding. Many Real Estate Companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and the risk normally associated with debt financing, and could potentially increase the Fund’s losses. Rising interest rates could result in higher costs of capital for Real Estate Companies, which could negatively affect a Real Estate Company’s ability to meet its payment obligations or its financing activity and could decrease the market prices for REITs and for properties held by such REITs. In addition, to the extent a Real Estate Company has its own expenses, the Fund (and indirectly, its shareholders) will bear its proportionate share of such expenses.

Concentration Risk. Real Estate Companies may own a limited number of properties and concentrate their investments in a particular geographic region, industry or property type. Economic downturns affecting a particular region, industry or property type may lead to a high volume of defaults within a short period.

Equity REITs Risk. Certain REITs may make direct investments in real estate. These REITs are often referred to as “Equity REITs.” Equity REITs invest primarily in real properties and may earn rental income from leasing those properties. Equity REITs may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. A decline in rental income may occur because of extended vacancies, limitations on rents, the failure to collect rents, increased competition from other properties or poor management. Equity REITs also can be affected by rising interest rates. Rising interest rates may cause investors to demand a high annual yield from future distributions that, in turn, could decrease the market prices for such REITs and for the properties held by such REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects. Because many real estate projects are dependent upon receiving financing, this could cause the value of the Equity REITs in which the Fund invests to decline.

Illiquidity Risk. Investing in Real Estate Companies may involve risks similar to those associated with investing in small-capitalization companies. Real Estate Company securities may be volatile. There may be less trading in Real Estate Company shares, which means that purchase and sale transactions in those shares could have a magnified impact on share price, resulting in abrupt or erratic price fluctuations. In addition, real estate is relatively illiquid and, therefore, a Real Estate Company may have a limited ability to vary or liquidate its investments in properties in response to changes in economic or other conditions.

Interest Rate Risk. Rising interest rates could result in higher costs of capital for Real Estate Companies, which could negatively affect a Real Estate Company’s ability to meet its payment obligations. Declining interest rates could result in increased prepayment on loans and require redeployment of capital in less desirable investments.

Leverage Risk. Real Estate Companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a Real Estate Company’s operations and market value in periods of rising interest rates. Financial covenants related to a Real Estate Company’s leveraging may affect the ability of the Real Estate Company to operate effectively. In addition, investments may be subject to defaults by borrowers and tenants. Leveraging may also increase repayment risk.

Loan Foreclosure Risk. Real Estate Companies may foreclose on loans that the Real Estate Company originated and/or acquired. Foreclosure may generate negative publicity for the underlying property that affects its market value. In addition to the length and expense of such proceedings, the validity of the terms of the applicable loan may not be recognized in foreclosure proceedings.

Operational Risk. Real Estate Companies are dependent upon management skills and may have limited financial resources. Real Estate Companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between Real Estate Companies and their affiliates may be subject to conflicts of interest, which may adversely affect a Real Estate Company’s shareholders. A Real Estate Company may also have joint ventures in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

Property Risk. Real Estate Companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies due to economic conditions and tenant bankruptcies; property damage due to events such as earthquakes, hurricanes, tornadoes, rodent, insect or disease infestations and terrorist acts; eminent domain seizures; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, such as population shifts, changing tastes and values, increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments and changes in tax law.

Regulatory Risk. Real estate income and values may be adversely affected by applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes, reduced funding for schools, parks, garbage collection and other public services or environmental regulations also may have a major impact on real estate income and values.

Repayment Risk. The prices of Real Estate Company securities may drop because of the failure of borrowers to repay their loans, poor management, or the inability to obtain financing either on favorable terms or at all. If the properties in which Real Estate Companies invest do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the Real Estate

Companies to make payments of interest and principal on their loans will be adversely affected.

Technology Sector Risk. Technology companies, including information technology companies, face intense competition, both domestically and internationally, which may have an adverse effect on a company’s profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and other intellectual property rights. A technology company’s loss or impairment of these rights may adversely affect the company’s profitability. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. The technology sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

Telecommunications Sector Risk. The telecommunications sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. The domestic telecommunications market is characterized by increasing competition and regulation by the U.S. Federal Communications Commission and various state regulatory authorities. Companies in the telecommunications sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain telecommunications companies obsolete. Telecommunications providers are generally required to obtain franchises or licenses in order to provide services in a given location. Licensing and franchise rights in the telecommunications sector are limited, which may provide an advantage to certain participants. Limited availability of such rights, high barriers to market entry and regulatory oversight, among other factors, have led to consolidation of companies within the sector, which could lead to further regulation or other negative effects in the future.

Change in the Fund’s “Construction and Maintenance of the Underlying Indexes”

The sections of the SAI entitled “The Morningstar® Index” and “Morningstar® Emerging Markets High Yield Bond IndexSM” on page 37 are deleted in its entirety and the following new section entitled “J.P. Morgan USD Emerging Markets High Yield Bond Index” is added at the end of “The J.P. Morgan Indexes” subsection on pages 35-36”:

J.P. Morgan USD Emerging Markets High Yield Bond Index

Number of components: approximately 572

Index Description. The J.P. Morgan USD Emerging Markets High Yield Bond Index tracks the performance of below investment-grade U.S. dollar-denominated, emerging market fixed and floating-rate debt securities issued by corporate, sovereign, and quasi-sovereign entities. The Underlying Index combines high yield securities in the established J.P. Morgan EMBI Global Diversified Core and J.P. Morgan CEMBI Broad Diversified Core indices with a market value based weighting. High yield bonds are also known as “junk bonds.”

An instrument is classified as high yield when the middle rating from Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings, and Fitch Ratings, Inc. (“Fitch”) (each a “Credit Rating Agency” and collectively, the “Credit Rating Agencies”) is below investment-grade. When a credit rating is only available from two Credit Rating Agencies, the lower of the two must be below investment-grade. When only one Credit Rating Agency rates an instrument, that rating is used. All instruments included in the Underlying Index are selected according to rules-based inclusion criteria regarding amount outstanding, issuer type, and maturity, among others. The securities included in the Underlying Index are rebalanced on the last business day of each month.

Corporate instruments are eligible for inclusion in the Underlying Index if (i) the issuer is headquartered in an emerging market country, (ii) 100% of the issuer’s assets are within an emerging market economy, or (iii) 100% secured by assets within emerging market economies. Corporate instruments with a current face amount outstanding of $500 million or more and with at least 5 years until maturity are considered for inclusion. Corporate entities must be domiciled within Africa, Asia (excluding Japan), Eastern Europe, the Middle East, or Latin America. Sovereign and quasi-sovereign instruments with a current face amount outstanding of $1 billion or more and with at least 2.5 years until maturity are considered for inclusion. Quasi-sovereign entities are defined by the Index Provider as an entity that is 100% guaranteed or 100% government owned.

In addition, sovereign and quasi-sovereign bonds are eligible for inclusion if the issuing country’s (1) gross national income per capita (“GNI”) is below the Index Income Ceiling (“IIC”) for three consecutive years or the Index Purchasing Power Parity Ratio (the “IPR”) is below the EM IPR threshold for three consecutive years and (2) country rating is below investment grade, as defined by the Index Provider. The Index Provider defines IIC as the GNI per capita level that is adjusted every year by the growth rate of the World GNI per capita, Atlas method (current US$), provided by the World Bank annually. The IPR is calculated by the Index Provider from the one-year lagged GDP data available in IMF’s World Economic Outlook publication. The EM IPR threshold is an indexed number which mimics the changes to the World IPR. The Index Provider may consider removal of countries from the Underlying Index if a country’s GNI per capita is above the IIC for three consecutive years and the country’s long term foreign currency sovereign credit rating (available from all three Credit Rating Agencies) is investment grade for three consecutive years.

The J.P. Morgan EMBI Global Diversified Core and J.P. Morgan CEMBI Broad Diversified Core indices employ a diversification methodology, as determined by the Index Provider, which limits the weights of those index countries with larger debt stock by only including a specified portion of such countries’ eligible current face amounts of debt outstanding. The methodology is designed to distribute the weights of issuers in each country within the J.P. Morgan EMBI Global Diversified Core and J.P. Morgan CEMBI Broad Diversified Core indices by limiting the weights of countries with higher debt outstanding and reallocating this excess to issuers in countries with lower debt outstanding.

As of October 31, 2019, the Underlying Index included issuers located in Angola, Argentina, Azerbaijan, Bahrain, Brazil, Bolivia, Chile, China, Colombia, Costa Rica, Cote D’Ivoire, the Dominican Republic, Ecuador, Egypt, El Salvador, Ethiopia, Gabon, Ghana, Guatemala, Hong Kong, India, Indonesia, Iraq, Israel, Jamaica, Jordan, Kazakhstan, Kenya, Kuwait, Lebanon, Macau, Malaysia, Mexico, Mongolia, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Qatar, Russia, Saudi Arabia, Senegal, Singapore, South Africa, South Korea, Sri Lanka, Tanzania, Thailand, Togo, Trinidad and Tobago, Tunisia, Turkey, the Ukraine, the United Arab Emirates, Venezuela, Vietnam and Zambia.

Change in the Fund’s “Investment Advisory, Administrative and Distribution Services”

The section of the SAI entitled “Investment Adviser” on page 64 is amended to add:

For the iShares J.P. Morgan EM High Yield Bond ETF, BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). BFA has elected to implement a voluntary fee waiver at an annual rate of three basis points and currently intends to keep such voluntary fee waiver for the Fund in place through March 1, 2021. Any voluntary waiver or reimbursement implemented by BFA may be eliminated by BFA at any time.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

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